Income Tax:	12 Months Ended
Dec. 31, 2018
Income Tax: [Abstract]
Income Tax:

Note 11.    Income Tax:

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act") which made broad and complex changes to the U.S. tax code. The Tax Act established new tax laws including, but not limited to, a reduction of the U.S. federal corporate tax rate from 35% to 21% beginning in 2018. As a result of the reduction of the rate, we revalued our net deferred tax liability as of December 31, 2017.

Income tax expense (benefit) for the years ended December 31, 2018 and 2017 differs from the amount that would result from applying Canadian tax rates to net income before taxes. These differences result from the items noted below:

	2018		2017
	Amount	%	Amount	%
Income tax expense based on Canadian tax rates	$ 8,016,735	25	$ 31,146,013	25
Increase (decrease) due to:
Different tax rates on foreign subsidiaries	(570,196)	(2)	16,872,781	14
Non-deductible expenses	1,016,377	3	3,581,209	3
Withholding tax	5,983,324	19	2,000,265	1
Worthless stock write-off	(12,712,678)	(40)	-	-
Previously unrecognized tax benefits	(13,197,148)	(41)	-	-
Change in valuation allowance and other	1,493,469	5	(18,527,094)	(15)
	$ (9,970,117)	(31)	$ 35,073,174	27

The Company recorded income tax expense (benefit) of ($10.0) million and $35.1 million for the years ended December 31, 2018 and 2017, respectively. The income tax recovery for the year ended December 31, 2018 is a result of the deduction of capitalized costs incurred in the development of the Mining Data, the recognition of previously unrecognized Canadian tax losses, and the write-off of investments in subsidiaries that were dissolved during 2018. The tax benefit of the capitalized costs had not been recognized prior to the third quarter of 2018 when Venezuela completed all of the payments due under the agreement for sale of the Mining Data. We have recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced in the near term if our estimate of future taxable income changes. The components of the Canadian and U.S. deferred income tax assets and liabilities as of December 31, 2018 and 2017 were as follows:

	December 31,
	2018	2017
Deferred income tax assets
Net operating loss carry forwards	$31,362,816	$35,964,366
Property, Plant and Equipment	3,226,994	3,227,745
Other	1,652,114	1,682,594
	36,241,924	40,874,705
Valuation allowance	(36,202,109)	(40,662,538)
	$39,815	$212,167

Deferred income tax liabilities
Cash held in trust	-	(18,585,000)
Other	(39,815)	(29,650)
Net deferred income tax liability	$-	$(18,402,483)

At December 31, 2018, we had the following Canadian tax loss carry forwards. Amounts are in U.S. dollars.

Expires
$1,915,370	2026
3,554,678	2027
13,548,810	2028
12,840,308	2029
15,863,487	2030
17,763,432	2031
5,153,925	2032
7,492,746	2033
8,681,482	2034
12,392,175	2035
14,732,993	2036
11,110,698	2037
401,160	2038
$125,451,264